UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

MAXIM SERIES FUND, INC.

(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111

(Address of principal executive offices)

M.T.G. Graye

President and Chief Executive Officer

Great-West Life & Annuity Insurance Company

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 831-7129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS

MAXIM SERIES FUND, INC.

Maxim Putnam Equity Income Portfolio (Initial Class)

Annual Report

December 31, 2011

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Portfolio. Such offering is made only by the prospectus of the Portfolio, which includes details as to offering price and other information.

Management Discussion

Global financial uncertainty, the Standard & Poor’s downgrade, and the ongoing European debt crisis contributed to risk aversion in U.S. markets during much of 2011, but thanks to a stronger fourth quarter, U.S. stocks, as measured by the S&P 500 Index, managed to eke out a return of 2.11%.

Investors confronted fears of a double-dip recession and mounting deficit problems in the U.S. during the third quarter. The period began with some promising economic data in July before U.S. policymakers took the country to near-default status in early August. Then rating agency Standard & Poor’s downgraded the U.S. credit rating, and investors fled equities. In September, the Federal Reserve, in announcing its “Operation Twist” program to lower borrowing costs even further, noted that there are “significant downside risks to the economic outlook.” This was construed as further bad news by investors, resulting in additional flight from equities. Financial stocks were hardest hit, while more conservative sectors, such as utilities and consumer staples, declined the least.

U.S. equities finished the fourth quarter higher than when they began, but not without some significant up and down moves in between. The European debt crisis played a central role in heightened volatility and investor risk aversion. Strong corporate earnings, improving economic data, and a potential solution to the European sovereign debt crisis sent stocks soaring at the start of the quarter. The optimism was short-lived, however, as the European crisis again weighed heavily on U.S. markets late in the period. Still, the U.S. economy showed resilience, with employment and housing data both improving.

For the performance period since inception in June 2011, the Maxim Putnam Equity Income Portfolio (Initial Class shares) generated a return of -1.88%. During the same period, the Russell 1000 Value Index returned -1.40%. Relative performance benefited from the Portfolio’s focus on valuation as a primary factor. Top contributing sectors included financials, energy, and materials. These strengths were only partially offset by weakness in the industrials, consumer discretionary, and health care sectors.

Strength in financials was due to a beneficial underweight to this weak sector as well as adept security selection. Minimal exposure to Bank of America and Citigroup was the top driver of relative performance. The equities of many large cap banks declined, particularly in the third quarter, due to lingering effects from the 2008 mortgage crisis, an increased regulatory landscape, and exposure to the European financial crisis. In addition, an overweight position in Discover Financial Services boosted returns. Discover was less affected by the macroeconomic headlines than its peers due to continued strong fundamentals including excess capital, stabilizing credit trends, asset growth and margin expansion.

Stock selection was the primary driver of performance in the energy sector. Out-of-benchmark positions in Total SA and Royal Dutch Shell proved beneficial. Total benefited from increases in the price of crude oil. Royal Dutch Shell has improved its asset quality recently, which could potentially generate improved profitability and growth. Further helping relative returns was our recent move shift to underweight to Chevron.

The Portfolio’s outperformance in the materials sector was due to strength among stock selection, including an overweight to International Paper. Shares of International Paper performed strongly during in the period as the company offered an optimistic outlook, driven by cost reductions and portfolio improvement projects. The lack of exposure to a number of underperforming companies also helped relative returns.

Within the industrials sector, top detracting positions included overweights to Ingersoll Rand and Avery Dennison. Shares of Ingersoll Rand underperformed the markets after the company cut its 2011 sales and profit forecasts in response to a slowing demand for two of its businesses, climate control and residential security. Similarly, Avery Dennison’s stock declined as the firm announced reduced expectations for the remainder of the year.

While the Portfolio benefited from an overweight position in consumer discretionary, weakness among stock selection drove the Portfolio to underperform within this sector. Top detractors include TRW Automotive Holdings and Hasbro. TRW Automotive’s stock declined along with other auto-related companies as investors reduced expectations for U.S. auto sales in wake of the uncertain economic recovery. Hasbro disappointed the market after missing targets multiple times during the year. Weakness was due to soft demand in several of the company’s business segments as well as increasing costs and elevated inventories.

Underperformance in the health care sector was due to poor stock selection, with overweights in CIGNA and Baxter International among the weakest positions. While CIGNA appears to be executing on a multi-year plan, accounting changes and an acquisition will be dilutive to earnings, pushing profitability growth further into 2012 than the market had originally anticipated. Baxter reduced revenue and earnings guidance based on negative impacts both from healthcare reform legislation and a challenging environment for the plasma protein market. A lack of exposure to Bristol-Myers Squibb also hurt relative performance. Shares of Bristol Myers were particularly strong during the third quarter due to high expectations for its hepatitis C treatment that could be launched by 2015.

The U.S. value Portfolio is a broadly diversified, large-cap equity strategy that seeks to provide capital growth and current income by investing primarily in undervalued stocks of dividend-paying companies. Based on a bottom-up approach to value investing, we construct a portfolio of mostly U.S. companies, using a thoughtful combination of fundamental analysis and quantitative techniques. The focal point of security selection is the intersection of high current yield or long-term dividend potential, and long-term stock appreciation. We strive to deliver excess returns over a full market cycle with less volatility, more consistency, and better risk-adjusted returns versus our benchmark and peer group.

Our sector level positioning reflects a cautiously constructive outlook. The sectors where we are currently finding the best value based on our assessment of risk and reward are consumer discretionary, materials, and energy. The financials and telecommunication services sectors are where we find valuations more challenging. Despite active sector weightings, we strive to allocate the risk budget into stock selection, rather than sector, industry, or factor bets.

Our approach to investing remains consistent. We seek companies that generate more cash than their businesses require for operation. We tend to favor those with good visibility into their earnings and cash flows. Our research and stock selection are the focus throughout our investment process, and we believe this strategy should allow us to be well positioned in a slow-to-moderate-growth environment characterized by high single-digit returns, heightened volatility, and increasing stock specific risk.

We expect markets to remain volatile and headline driven as investors digest developments relating to the uncertain global economic recovery, political gridlock in the U.S., the potential weakening of Chinese demand, and the European financial crisis. However, we remain cautiously constructive on the U.S. equity market. We are led to this positioning based on attractive valuations, healthy fundamentals, high productivity and low expectations.

The views and opinions in this report were current as of December 31, 2011 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Portfolio holdings are subject to change at any time. Portfolio returns are net of fees unless otherwise noted.

Growth of $10,000

This graph compares the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Portfolio’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Year	Portfolio	Russell 1000 Value Index
	10,000.00	10,000.00
2011*	9,812.00	9,860.00

*For the period from June 16, 2011 through December 31, 2011.

Average Annual Total Returns for the Periods Ended December 31, 2011

Since Inception (6/16/2011)
Initial Class	-1.88%

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Summary of Investments by Sector as of December 31, 2011

Sector	% of Portfolio Investments
Basic Materials	3.49%
Communications	13.50%
Consumer, Cyclical	6.65%
Consumer, Non-cyclical	20.86%
Energy	13.54%
Financial	21.48%
Industrial	7.05%
Technology	6.29%
Utilities	7.14%
Total	100.00%

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/11)	(12/31/11)	(07/01/11 – 12/31/11)

Actual	$1,000.00	$939.80	$5.38

Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60

*Expenses are equal to the Portfolio’s annualized expense ratio of 1.10% for the Initial Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

MAXIM SERIES FUND, INC.

MAXIM PUTNAM EQUITY INCOME PORTFOLIO

Schedule of Investments

As of December 31, 2011

Principal Amount			Value

BONDS AND NOTES
Consumer, Cyclical — 0.36%
$ 528,000	WESCO International Inc
	6.00%, 09/15/2029	$	1,068,540

Consumer, Non-cyclical — 1.79%
2,362,000	Alliance Data Systems Corp
	4.75%, 05/15/2014		5,332,215

Financial — 0.37%
1,805,000	MGIC Investment Corp
	5.00%, 05/01/2017		1,085,256

TOTAL BONDS AND NOTES — 2.52%
(Cost $6,760,150)		$	7,486,011

Shares

COMMON STOCK
Basic Materials — 3.48%
63,540	Ashland Inc		3,631,946
34,400	Freeport-McMoRan Copper & Gold Inc		1,265,576
152,590	International Paper Co		4,516,664
23,500	LyondellBasell Industries Class A		763,515
4,200	Nucor Corp		166,194

			10,343,895

Communications — 13.44%
359,650	Cisco Systems Inc		6,502,472
293,150	Comcast Corp Class A		6,906,614
25,020	Harris Corp		901,721
776,030	Interpublic Group of Cos Inc		7,550,772
61,730	McGraw-Hill Cos Inc		2,775,998
57,900	News Corp Class A		1,032,936
17,700	Symantec Corp (a)		277,005
234,040	Tellabs Inc		945,522
153,410	Time Warner Inc		5,544,237
95,230	Verizon Communications Inc		3,820,627
131,500	Vodafone Group PLC Sponsored ADR		3,685,945

			39,943,849

Consumer, Cyclical — 5.65%
24,660	Autoliv Inc		1,319,063
108,400	CVS Caremark Corp		4,420,552
300,760	Ford Motor Co (a)		3,236,178
82,900	Hasbro Inc		2,643,681
80,290	Mattel Inc		2,228,850
24,500	Staples Inc		340,305
63,320	TRW Automotive Holdings Corp (a)		2,064,232
14,190	Wyndham Worldwide Corp		536,808

			16,789,669

Shares			Value

Consumer, Non-cyclical — 18.98%
89,990	Aetna Inc	$	3,796,678
114,910	Avery Dennison Corp		3,295,619
219,690	Avon Products Inc		3,837,984
75,800	Baxter International Inc		3,750,584
93,600	Cigna Corp		3,931,200
110,900	Coca-Cola Enterprises Inc		2,859,002
48,050	Covidien PLC		2,162,730
55,100	Dendreon Corp (a)		418,760
47,840	Jarden Corp		1,429,459
16,630	Johnson & Johnson		1,090,595
72,930	Kimberly-Clark Corp		5,364,731
77,920	Lincare Holdings Inc		2,003,323
21,900	Merck & Co Inc		825,630
593,990	Pfizer Inc		12,853,944
90,850	Philip Morris International Inc		7,129,908
7,760	Quest Diagnostics Inc		450,546
25,200	Teva Pharmaceutical Industries Ltd Sponsored ADR		1,017,072
9,800	Western Union Co		178,948

			56,396,713

Energy — 13.48%
29,720	Apache Corp		2,692,038
29,300	Exxon Mobil Corp		2,483,468
64,100	Hess Corp		3,640,880
83,273	Marathon Oil Corp		2,437,401
137,500	Marathon Petroleum Corp		4,577,375
4,700	Newfield Exploration Co (a)		177,331
2,480	Noble Energy Inc		234,087
113,190	Royal Dutch Shell PLC ADR		8,273,057
246,144	Total SA (b)(c)		12,562,058
141,400	Valero Energy Corp		2,976,470

			40,054,165

Financial — 19.77%
41,470	Aflac Inc		1,793,992
24,300	Alterra Capital Holdings Ltd		574,209
43,200	American Capital Agency Corp REIT		1,213,056
74,110	Ares Capital Corp		1,145,000
56,013	Assurant Inc		2,299,894
52,550	Assured Guaranty Ltd		690,507
281,360	Chimera Investment Corp REIT		706,214
98,968	CreXus Investment Corp REIT		1,027,288
12,240	Everest Re Group Ltd		1,029,262
142,670	Hartford Financial Services Group Inc		2,318,387
13,600	Hatteras Financial Corp REIT		358,632
25,100	JPMorgan Chase & Co		834,575
119,130	MetLife Inc		3,714,473
410,983	MFA Financial Inc REIT		2,761,806
40,250	PartnerRe Ltd		2,584,452
353,760	Popular Inc (a)		491,726
65,440	Prudential Financial Inc		3,279,853
215,220	State Street Corp		8,675,518
51,744	Transatlantic Holdings Inc		2,831,949
71,290	US Bancorp		1,928,394
170,810	Validus Holdings Ltd		5,380,515

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

MAXIM PUTNAM EQUITY INCOME PORTFOLIO

Schedule of Investments

As of December 31, 2011

Shares			Value

Financial — (continued)
406,110	Wells Fargo & Co	$	11,192,392
96,944	XL Group PLC		1,916,583

			58,748,677

Industrial — 7.03%
27,270	Eaton Corp		1,187,063
26,100	Embraer SA ADR		658,242
17,370	Energizer Holdings Inc (a)		1,345,828
10,600	Honeywell International Inc		576,110
11,170	Hubbell Inc Class B		746,826
42,930	Ingersoll-Rand PLC Class A		1,308,077
5,260	L-3 Communications Holdings Inc		350,737
100,710	Northrop Grumman Corp		5,889,521
7,000	Owens Corning (a)		201,040
13,610	Parker Hannifin Corp		1,037,762
13,580	Sonoco Products Co		447,597
8,100	Stanley Black & Decker Inc		547,560
30,800	Thermo Fisher Scientific Inc (a)		1,385,076
35,600	Timken Co		1,378,076
81,770	Tyco International Ltd		3,819,477

			20,878,992

Technology — 5.47%
112,100	Advanced Micro Devices Inc (a)		605,340
140,000	Applied Materials Inc		1,499,400
65,940	Dun & Bradstreet Corp		4,934,290
29,500	Hewlett-Packard Co		759,920
27,790	Lam Research Corp (a)		1,028,786
84,710	SanDisk Corp (a)		4,168,579
409,440	Xerox Corp		3,259,143

			16,255,458

Utilities — 3.82%
398,930	AES Corp (a)		4,723,331
70,900	Ameren Corp		2,348,917

Shares			Value

Utilities — (continued)
6,000	Calpine Corp (a)	$	97,980
163,670	NV Energy Inc		2,676,005
74,750	Pepco Holdings Inc		1,517,425

			11,363,658

TOTAL COMMON STOCK — 91.12%
(Cost $271,910,415)		$	270,775,076

PREFERRED STOCK
Consumer, Cyclical — 0.61%
52,633	General Motors Co		1,809,260

Financial — 1.26%
280,202	2010 Swift Mandatory Common Exchange Security Trust (d)(e)		2,400,266
16,466	Citigroup Inc		1,336,216

			3,736,482

Technology — 0.79%
39,130	Unisys Corp		2,347,800

Utilities — 3.28%
58,762	Great Plains Energy Inc		3,906,498
107,005	PPL Corp		5,847,823

			9,754,321

TOTAL PREFERRED STOCK — 5.94%
(Cost $19,200,902)		$	17,647,863

TOTAL INVESTMENTS — 99.58%
(Cost $297,871,467)		$	295,908,950

OTHER ASSETS & LIABILITIES, NET — 0.42%		$	1,235,155

TOTAL NET ASSETS — 100.00%		$	297,144,105

(a)	Non-income producing security
(b)	A portion or all of the security is on loan at December 31, 2011.
(c)	Foreign security is fair valued under procedures adopted by the Board of Directors.
(d)	Restricted security; at December 31, 2011, the aggregate cost and market value of the securities was $3,616,010 and $2,400,266, respectively, representing 0.81% of net assets.
(e)	Illiquid security; at December 31, 2011, the aggregate cost and market value of illiquid securities was $3,616,010 and $2,400,266, respectively, representing 0.81% of net assets.

        A portion of the cash balance has been segregated by the custodian to cover collateral requirements for securities on loan.

REIT	Real Estate Investment Trust

Security classes presented herein are not necessarily the same as those used for determining the Portfolio’s compliance with its investment objectives and restrictions, as the Portfolio uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes.

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

Statement of Assets and Liabilities

As of December 31, 2011

Maxim Putnam Equity Income Portfolio

ASSETS:
Investments in securities, market value (including $12,420,489 of securities on loan)(a)	$295,908,950
Cash	14,308,082
Cash denominated in foreign currencies(b)	156,230
Dividends and interest receivable	655,419
Subscriptions receivable	95,163
Receivable for investments sold	5,797,395

Total Assets	316,921,239

LIABILITIES:
Payable to investment adviser	276,403
Payable upon return of securities loaned	13,046,250
Redemptions payable	1,045,973
Payable for investments purchased	5,408,508

Total Liabilities	19,777,134

NET ASSETS	$297,144,105

NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$3,057,933
Paid-in capital in excess of par	302,483,055
Net unrealized depreciation on investments and foreign currency translations	(1,964,103)
Accumulated net realized loss on investments and foreign currency transactions	(6,432,780)

TOTAL NET ASSETS	$297,144,105

CAPITAL STOCK:
Authorized	52,500,000
Issued and Outstanding	30,579,333

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:	$9.72

(a) Cost of investments	$297,871,467
(b) Cost of cash denominated in foreign currencies	$157,816

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

Statement of Operations

For the period ended December 31, 2011(a)

Maxim Putnam Equity Income Portfolio

INVESTMENT INCOME:
Interest Amortization	$(617,276)
Dividends	5,226,309
Foreign withholding tax	(104,879)

Total Income	4,504,154

EXPENSES:
Management fees	1,723,243

Total Expenses	1,723,243

NET INVESTMENT INCOME	2,780,911

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments and foreign currency transactions	(6,474,572)
Change in net unrealized depreciation on investments and foreign currency translations	(1,964,103)

Net Realized and Unrealized Loss on Investments and Foreign Currency	(8,438,675)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,657,764)

(a)	The Portfolio commenced operations on June 16, 2011.

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

Statement of Changes in Net Assets

For the period ended December 31, 2011

	$2,780,911000	$2,780,911000
Maxim Putnam Equity Income Portfolio	2011(a)

OPERATIONS:
Net investment income	$2,780,911
Net realized loss on investments and foreign currency transactions	(6,474,572)
Change in net unrealized depreciation on investments and foreign currency translations	(1,964,103)

Net Decrease in Net Assets Resulting from Operations	(5,657,764)

DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital	(44,134)
From net investment income	(2,739,118)

Total Distributions	(2,783,252)

CAPITAL SHARE TRANSACTIONS:
Shares sold	338,469,871
Shares issued in reinvestment of distributions	2,783,252
Shares redeemed	(35,668,002)

Net Increase in Net Assets Resulting from Capital Share Transactions	305,585,121

Total Increase in Net Assets	297,144,105

NET ASSETS:
Beginning of period	0

End of period	$297,144,105

CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold	34,052,554
Shares issued in reinvestment of distributions	289,019
Shares redeemed	(3,762,240)

Net Increase	30,579,333

(a)	The Portfolio commenced operations on June 16, 2011.

See notes to financial statements.

Annual Report - December 31, 2011

MAXIM SERIES FUND, INC.

Financial Highlights

Selected data for a share of capital stock of the Portfolio throughout the period indicated.

	$,00000000		$,00000000	$,00000000	$,00000000	$,00000000	$,00000000
Maxim Putnam Equity Income Portfolio - Initial Class	Period Ended December 31, 2011(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.09
Net realized and unrealized loss	(0.28)

Total Loss From Investment Operations	(0.19)

LESS DISTRIBUTIONS:
Return of capital	(0.00)	(b)
From net investment income	(0.09)

Total Distributions	(0.09)

NET ASSET VALUE, END OF PERIOD	$9.72

TOTAL RETURN(c)	(1.88%)	(d)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year ($000)	$297,144
Ratio of expenses to average net assets	1.10%	(e)
Ratio of net investment income to average net assets	1.79%	(e)
Portfolio turnover rate	49%	(d)

(a)	The Portfolio commenced operations on June 16, 2011.
(b)	The distribution from return of capital was less than $0.01 per share.
(c)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(d)	Not annualized for periods less than one year.
(e)	Annualized

See notes to financial statements.

Annual Report December 31, 2011

MAXIM SERIES FUND, INC.

MAXIM PUTNAM EQUITY INCOME PORTFOLIO

Notes to Financial Statements

As of December 31, 2011

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Fund presently consists of sixty-three portfolios. Interests in the Maxim Putnam Equity Income Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund. The Portfolio commenced operations on June 16, 2011. The investment objective of the Portfolio is to seek long-term capital growth. The Portfolio is diversified as defined in the 1940 Act. The Portfolio is available as an investment option for insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (variable insurance contracts), to individual retirement account (IRA) owners, to qualified retirement plans and college savings programs, and to asset allocation portfolios that are a series of the Fund.

The Portfolio offers two share classes, referred to as the Initial Class and Class L. This report includes information for the Initial Class; Class L has not yet been capitalized.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

Net Asset Value

The net asset value of the Portfolio’s shares is determined by dividing the net assets attributable to the Portfolio by the number of issued and outstanding shares of the Portfolio on each business day.

Security Valuation

The value of assets in the Portfolio is determined as of the close of trading on each valuation date.

Short-term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which approximates fair value. Short-term securities purchased with more than 60 days remaining until maturity are valued on the basis of quotations from brokers or dealers or pricing services, and will continue to be priced until final maturity.

Fixed income investments are normally valued on the basis of quotations from brokers or dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used. If the closing price is not available, the current bid will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Foreign exchange rates are determined by utilizing the New York closing rates.

Foreign securities are generally valued using an adjusted systematic fair value price from an independent pricing service.

Independent pricing services are utilized when possible and approved by the Board of Directors. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.

The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.

Class	Inputs

Fixed Income Investments:
Corporate Bonds and Notes (Domestic and Foreign)

Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.

Equity Investments:
Common Stock (Domestic and Foreign)	Close price, bids, evaluated bids, exchange rates, open and close price of local exchange, various index data and U.S. and foreign news sources.

Preferred Stock

Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.

The Portfolio classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Portfolio’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets. The fair value for some Level 2 securities may be obtained from pricing services. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data.

As of December 31, 2011, the inputs used to value the Portfolio’s investments are detailed in the following table. At no point during the period did the Portfolio hold securities valued with Level 3 inputs. The Portfolio recognizes transfers between the levels as of the beginning of the quarter in which the transfer occurred. There were no significant transfers between Levels 1 and 2 during the period.

	Level 1	Level 2		Level 3		Total
Assets
Fixed Income Investments:
Bonds and Notes	$—	$7,486,011	$	—	$	7,486,011
Equity Investments:
Domestic Common Stock	258,213,018	—		—		258,213,018
Foreign Common Stock	—	12,562,058		—		12,562,058
Preferred Stock	3,906,498	13,741,365		—		17,647,863

Total	$262,119,516	$33,789,434	$	0	$	295,908,950

Total Investments(a)	$262,119,516	$33,789,434	$	0	$	295,908,950

(a)	Further breakdown of the Portfolio’s sector and industry classifications is included in the Schedule of Investments.

Risk Factors

Investing in the Portfolio may involve certain risks including, but not limited to, the following.

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Portfolio. These events may have adverse effects on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Portfolio’s ability to achieve its investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may cause the securities held by the Portfolio to be subject to larger short-term declines in value.

The Portfolio may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities. The prices of mortgage-backed and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets.

Restricted and Illiquid Securities

The Portfolio may own certain investment securities which are restricted as to resale. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer’s financial performance. These securities are deemed illiquid unless it is otherwise determined that such securities are liquid pursuant to the Board-approved guidelines established in the Fund’s Policy and Procedures regarding Liquidity.

The Portfolio may own certain investment securities that have been deemed illiquid because no quoted market exists. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer’s financial performance. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term.

Foreign Currency Translations

The accounting records of the Portfolio are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss on investments and foreign currency transactions and in change in net unrealized appreciation or depreciation on investments and foreign currency translations on the Statement of Operations.

Dividends

Dividends from net investment income of the Portfolio, if any, are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection.

Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Federal Income Taxes

The Portfolio’s policy complies with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. The Portfolio intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed net investment income and capital gains. Therefore, no federal income taxes or excise tax provision is required.

As of and during the period ended December 31, 2011, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Portfolio did not incur any interest or penalties.

The Portfolio files U.S. Federal and State tax returns. The statute of limitations on the Portfolio’s U.S. Federal and State tax returns remain open for the fiscal year ended 2011.

Classification of Distributions to Shareholders

The character of distributions made during the period from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

Application of Recent Accounting Pronouncements

In April 2011, the FASB issued ASU No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements” (ASU No. 2011-03). ASU No. 2011-03 removes from the assessment of effective control the criterion requiring a transferor to have the ability to repurchase or redeem the financial assets transferred in a repurchase arrangement. This requirement was one of the criterions under ASU topic 860 that entities used to determine whether a transferor maintained effective control. Entities are still required to consider all the effective control criterion under ASU topic 860; however, the elimination of this requirement may lead to more conclusions that a repurchase agreement should be accounted for as a secured borrowing rather than a sale. ASU No. 2011-03 is effective for the first interim or annual period beginning on or after December 15, 2011. The Portfolio will adopt ASU No. 2011-03 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-03 does not have an impact on the Portfolio’s financial position or the results of its operations.

In May 2011, the FASB issued ASU No. 2011-04 “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs” (ASU No. 2011-04). ASU No. 2011-04 does not extend the use of the existing concept or guidance regarding fair value. It results in common fair value measurements and disclosures between accounting principles generally accepted in the United States and those of International Financial Reporting Standards. ASU No. 2011-04 expands disclosure requirements for Level 3 inputs to include a quantitative description of the unobservable inputs used, a description of the valuation process used and a qualitative description about the sensitivity of the fair value measurements. ASU No. 2011-04 is effective for interim or annual periods beginning on or after December 15, 2011. The Portfolio will adopt ASU No. 2011-04 for its fiscal year beginning January 1, 2012. At this time, the Portfolio is evaluating the impact, if any, of ASU No. 2011-04 on financial statements and related disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (the Adviser), a wholly-owned subsidiary of GWL&A. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 1.10% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses. The Adviser has entered into a sub-advisory agreement with Putnam Investment Management LLC. The Portfolio is not responsible for payment of the sub-advisory fees.

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Portfolio.

The total compensation paid to the independent directors with respect to all sixty-three portfolios for which they serve as Directors was $238,800 for the year ended December 31, 2011. Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of the Fund receives any compensation directly from the Fund.

3.	PURCHASES AND SALES OF INVESTMENT SECURITIES

For the period ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $448,656,007 and $143,549,516, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.

4.	UNREALIZED APPRECIATION (DEPRECIATION)

At December 31, 2011, the U.S. Federal income tax cost basis was $298,293,290. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $15,118,263 and gross depreciation of securities in which there was an excess of tax cost over value of $17,502,603 resulting in net depreciation of $2,384,340.

5.	SECURITIES LOANED

The Portfolio has entered into a securities lending agreement with its custodian. Under the terms of the agreement the Portfolio receives income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Portfolio also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2011 the Portfolio had securities on loan valued at $12,420,489 and received collateral of $13,046,250 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements were jointly purchased with other Portfolios and in the event of a default by the counterparty, all Portfolios would share ratably in the collateral.

6.	DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the period ended December 31, 2011 were as follows:

		2011
Distributions paid from:
Return of capital	$	44,134
Ordinary income		2,739,118
Long-term capital gain		-

	$	2,783,252

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed capital gains	-

Net accumulated earnings	0

Net unrealized depreciation on investments	(2,384,340)
Net unrealized depreciation on foreign currency translations	(1,586)
Capital loss carryforwards	(4,894,187)
Post-October losses	(1,116,770)

Tax composition of capital	$(8,396,883)

Investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. For the period ended December 31, 2011 the Portfolio reclassified permanent book and tax differences of $2,341 to undistributed net investment income and $41,792 to accumulated net realized loss on investments and foreign currency transactions from paid-in capital. These adjustments have no impact on net assets or the results of operations. Additionally, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

Under the Regulated Investment Company Modernization Act of 2010 (the Act), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. For the period ended December 31, 2011, the Portfolio did not utlize any capital loss carryforwards and had available for federal income tax purposes unused capital loss carryforwards of $4,894,187.

7.	TAX INFORMATION (unaudited)

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended December 31, 2011, 100% qualifies for the dividend received deduction available to the Portfolio’s corporate shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim Putnam Equity Income Portfolio, one of the portfolios constituting the Maxim Series Fund, Inc. (the “Fund”) as of December 31, 2011, and the related statements of operations and changes in net assets, and the financial highlights for the period from June 16, 2011 (inception) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim Putnam Equity Income Portfolio of the Maxim Series Fund, Inc. as of December 31, 2011, the results of its operations, the change in its net assets and the financial highlights for the period from June 16, 2011 (inception) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

February 27, 2012

Fund Directors and Officers

Maxim Series Fund, Inc. (the “Fund”) is organized under Maryland law, and is governed by the Board of Directors (the “Board”). The Board is responsible for overall management of the Fund’s business affairs. The Board meets at least four times during the year to, among other things, review a wide variety of matters affecting the Fund, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs. Each Director oversees 63 portfolios, each of which is a series of the Fund. The business address of each Director and officer is 8515 East Orchard Road, Greenwood Village, Colorado 80111. The following table provides information about each of the Directors and executive officers of the Fund.

Independent Directors*
Name (Year of Birth) Length of Time Served	Principal Occupation(s) During Past Five Years	Directorships of Other Public Companies
Sanford Zisman** (1939) 1982	Attorney, Law Firm of Zisman & Ingraham, P.C.
Gail H. Klapper (1943) 2007	Managing Attorney, Klapper Law Firm; Member, The Colorado Forum	Director, Guaranty Bancorp
Stephen G. McConahey (1943) (2011)	Chairman, SGM Capital, LLC

*A Director who is not an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

**Mr. Zisman serves as lead Independent Director of the Fund.

Interested Directors*
Name (Year of Birth) Length of Time Served	Principal Occupation(s) During Past Five Years	Directorships of Other Public Companies
Mitchell T.G. Graye (1955) 2000 (as Director) 2008 (as Chairman)

President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Charles P. Nelson (1961) 2008

Executive Vice President, Retirement Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, EMJAY Retirement Plan Services, Inc. and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, GW Capital Management, LLC

*An “Interested Director” refers to a Director who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or GW Capital Management, LLC.

Officers
Name (Year of Birth) Title Length of Time Served	Principal Occupations During Past 5 Years
Mitchell T.G. Graye (1955) President & Chief Executive Officer 2008

President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Mary C. Maiers

(1967)

Chief Financial Officer &

Treasurer

2008 (as Treasurer and

Investment Operations

Compliance Officer)

2010 (as Chief Financial

Officer, Treasurer, and

Investment Operations

Compliance Officer)

2011 (as Chief Financial

Officer & Treasurer)

Vice President, Investment Operations, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Vice President and Investment Compliance Officer, GWFS Equities, Inc.; Chief Financial Officer & Treasurer, GW Capital Management, LLC

Beverly A. Byrne (1955) Chief Legal Counsel & Chief Compliance Officer 1997 – 2010 (as Secretary) 2004 (as Chief Compliance Officer)

Chief Compliance Officer, Chief Legal Counsel, Financial Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Secretary and Chief Compliance Officer, Advised Assets Group, LLC and GWFS Equities, Inc.; Secretary and Compliance Officer, EMJAY Corporation and EMJAY Retirement Plan Services, Inc.; Chief Legal Officer and Secretary, FASCore, LLC; Chief Legal Counsel & Chief Compliance Officer, GW Capital Management, LLC

Ryan L. Logsdon (1974) Assistant Vice President, Counsel & Secretary 2010	Assistant Vice President & Counsel, Great-West Life & Annuity Insurance Company; Assistant Vice President, Counsel & Secretary, GW Capital Management, LLC

Additional information about the Fund and its directors is available in the Fund’s Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Maxim Series Fund, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.maximfunds.com.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2.         CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no substantive amendments made to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Sanford Zisman is the audit committee financial expert and is “independent,” pursuant to general instructions on Form N-CSR, Item 3.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $418,850 for fiscal year 2010 and $610,000 for fiscal year 2011.

(b)

Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $84,800 for fiscal year 2010 and $79,500 for fiscal year 2011. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.

(c)

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $238,700 for fiscal year 2010 and $263,400 for fiscal year 2011. The nature of the services comprising the fees disclosed under this category involved tax return preparation, spillover dividend assistance, reconciliation of book capital accounts, and dividend assistance.

(d)

All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1) Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to the Fund by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for the Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to the Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that the Fund’s auditors will not provide the following non-audit services to the Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.2

1 No pre-approval is required as to non-audit services provided to the Fund if: (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

2 With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.

Pre-approval with respect to Non-Fund Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of the Fund (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by the Fund’s auditors to (a) the Fund’s investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e) (2)

100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2010 equaled $1,060,100 and for fiscal year 2011 equaled $2,329,700.

3 For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4 No pre-approval is required by the Audit Committee as to non-audit services provided to any Fund sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund’s primary investment adviser.

(h)

The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)	The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.        DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.        PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.        PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as described in general instructions on Form N-CSR, Item 10.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	(1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.

(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

(3) Not applicable.

(b) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAXIM SERIES FUND, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	February 28, 2012

By:	/s/ M.C. Maiers
M.C. Maiers
Chief Financial Officer & Treasurer

Date:	February 28, 2012